UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 13, 2007
Date of report (Date of earliest event reported)

Commission File Number of issuing entity: 333-136826

Turquoise Card Backed Securities plc

(Exact name of issuing entity as specified in its charter)

England and Wales
(State or other jurisdiction of incorporation or organization of the issuing entity)

c/o Wilmington Trust SP Services
(London) Limited
Tower 42 (Level 11),
25 Old Broad Street
London EC2N 1HQ
+44 207-614-1111
(Address and telephone number of principal executive offices of the issuing entity)

Commission File Number of depositor: 333-136826-02

Turquoise Funding 1 Limited

(Exact name of depositor as specified in its charter)

HSBC BANK PLC

(Exact name of sponsor as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The registrant is filing herewith as an exhibit to the Registration Statements Nos. 333-136826, 333-136826-01 and 333-136826-02 (the ‘‘Registration Statements’’) the Consent of Independent Registered Public Accounting Firm, enclosed herewith as Exhibit 23.1 and necessary for the incorporation by reference into the Registration Statements of the report identified in such consent.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2007

TURQUOISE FUNDING 1 LIMITED, acting solely in its capacity as depositor of Turquoise Card Backed Securities plc
By: /s/ R.C. Gerwat
Name: R.C. Gerwat Title: Director

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm